[LOGO] Blue Chip
                                       Value Fund


                                Quarterly Report

                                to Stockholders

                                 March 31, 2004

     The Investment Adviser's Commentary included in this report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

INVESTMENT ADVISER'S COMMENTARY

Dear Fellow Stockholders:

     The first quarter of 2004 saw the market continue to rally on solid economic and market fundamentals, only to surrender some of those gains later in the quarter. In our opinion, renewed attention was paid to valuation, with the market rewarding companies that traded at lower multiples relative to their ability to generate and grow cash flow. However, smaller stocks continued to outperform larger stocks, a trend we believe may be nearing an end.

     Against this backdrop, the Blue Chip Value Fund appreciated 2.51% at net asset value (NAV) for the three-month period ended March 31, 2004, outperforming the 1.70% return of its benchmark, the S&P 500 Index. We also draw your attention to the one-, three- and five-year performance periods, which again show the Fund's NAV outpacing the S&P 500. Meanwhile, the Fund continued to trade at a premium to NAV, generally in the 10% to 15% range.

     Turning to the portfolio, strong contributions to performance were made by stocks in the healthcare, consumer staples and energy sectors. Within healthcare, leading managed care provider Aetna Inc. continued to experience profitable growth with improving margins, while adding over 1% to the portfolio's total quarterly performance. Consumer staples standouts included Tyson Foods, Inc., which moved 36% higher on improving margins in its various meat businesses, as well as top soybean processor Bunge Ltd., where it appears to us that increased demand and robust margins pushed the stock up by 22%. Elsewhere, rising energy prices in addition to firming offshore drilling rates appear to have boosted Transocean Inc., which advanced 17% during the quarter.

     In contrast, it appears to us that generic pharmaceutical giant Mylan Laboratories Inc. was stung by delays surrounding a new product launch. While the stock underperformed during the period, in our opinion the depth and attractiveness of its pipeline continue to suggest meaningful upside. At the same time, our holding in railroad operator Union Pacific Corp. also disappointed as harsh winter weather and crew shortages appear to have resulted in lower cash flow guidance. Nevertheless, in our opinion signs of stronger volumes and modest price increases should result in better days ahead. Finally, private mortgage insurer Radian Group, Inc. declined as lower rates and credit concerns appear to have plagued the company. Despite the short-term setback, we added to the position in anticipation of higher rates, which we hope could ultimately lead to stronger long-term cash flows.

     Of the 2.51% NAV increase, approximately 0.25% was attributable to the use of leverage approved by stockholders at last year's annual meeting. During the quarter, the average balance outstanding under the leverage facility was $8.6 million, representing approximately 5.5% of stockholder assets before leverage. The Fund currently has a facility in place to leverage up to $15 million or approximately 10% of assets. We anticipate that the amount of leverage in use will fluctuate based on the availability of suitable investment opportunities within the marketplace.

     On another note, as disclosed in the Distributions to Stockholders section of the Notes to Financial Statements, it is possible under certain circumstances that distributions paid from capital surplus would be classified as taxable ordinary income rather than non-taxable return of capital due to the use of capital loss carryforwards. This would result in less favorable tax treatment for our stockholders. As such, we are actively monitoring the Fund's realized capital gains in relation to the loss carryforwards in an attempt to maximize after-tax returns for shareholders.

     Looking ahead, in our opinion we see an ongoing migration toward higher-quality companies with improving returns and visible free cash generation, believing that they will markedly outperform. We remain confident that the economy is stable and growing sufficiently to realize the positive results we anticipate. Perhaps the biggest unknowns are concerns surrounding terrorism and international unrest, and the challenges posed by a moderating recovery. However, on balance we remain optimistic regarding the outlook for the economy and stocks, with an increasingly constructive view of the higher-quality, larger-cap issues that comprise the Blue Chip Value Fund.

Sincerely,


/s/ TODGER ANDERSON, CFA

Todger Anderson, CFA
President, Blue Chip Value Fund, Inc.
Chairman, Denver Investment Advisors LLC

HOW TO OBTAIN A COPY OF THE FUND'S PROXY VOTING POLICIES

     A description of the policies and procedures that are used by the Fund's investment adviser to vote proxies relating to the Fund's portfolio securities is available (1) without charge, upon request, by calling (800) 624-4190; (2) on the Fund's website at www.blu.com and (3) on the Fund's Form N-CSR which is available on the U.S. Securities and Exchange Commission website at www.sec.gov.




SEND US YOUR E-MAIL ADDRESS

     If you would like to receive monthly portfolio composition and characteristic updates, press releases and financial reports electronically as soon as they are available, please send an e-mail to blu@denveria.com and include your name and e-mail address. You will still receive paper copies of any required communications and reports in the mail. This service is completely voluntary and you can cancel at any time by contacting us via e-mail at blu@denveria.com or toll-free at 1-800-624-4190.

================================================================================
                            Sector Diversification in
                  Comparison to S&P 500 as of March 31, 2004*
================================================================================
                                                             Fund       S&P 500
--------------------------------------------------------------------------------
Basic Materials                                              2.7%         2.8%
--------------------------------------------------------------------------------
Capital Goods                                                6.5%         8.2%
--------------------------------------------------------------------------------
Commercial Services                                          2.4%         2.6%
--------------------------------------------------------------------------------
Communications                                               2.2%         6.6%
--------------------------------------------------------------------------------
Consumer Cyclical                                           13.5%        12.5%
--------------------------------------------------------------------------------
Consumer Staples                                             6.7%         8.9%
--------------------------------------------------------------------------------
Energy                                                       6.7%         6.0%
--------------------------------------------------------------------------------
Financials                                                  23.2%        20.6%
--------------------------------------------------------------------------------
Medical/Healthcare                                          21.8%        13.0%
--------------------------------------------------------------------------------
REITs                                                        0.0%         0.4%
--------------------------------------------------------------------------------
Technology                                                  12.5%        14.0%
--------------------------------------------------------------------------------
Transportation                                               1.7%         1.5%
--------------------------------------------------------------------------------
Utilities                                                    0.0%         2.9%
--------------------------------------------------------------------------------
Short-Term Investments                                       0.1%          --
--------------------------------------------------------------------------------
*Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.
--------------------------------------------------------------------------------

================================================================================
                          Average Annual Total Returns
                              as of March 31, 2004
================================================================================
                Return      3 Mos.     1-Year     3-Year     5-Year     10-Year
--------------------------------------------------------------------------------
Blue Chip
Value Fund      NAV          2.51%     36.58%      1.14%      1.61%      11.20%
--------------------------------------------------------------------------------
Blue Chip       Market
Value Fund      Price        4.23%     59.40%      8.52%      4.39%      11.92%
--------------------------------------------------------------------------------
S&P 500
Index                        1.70%     35.13%      0.64%     (1.19%)     11.68%
--------------------------------------------------------------------------------
Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.
--------------------------------------------------------------------------------

================================================================================
                        Market Price Performance History
               Since Inception (04/15/87) through March 31, 2004
================================================================================

       [DATA BELOW IS REPSRENTED BY A LINE CHART IN THE ORIGINAL REPORT]

Adjusted Marked Value(1)   Actual Market Price(2)
          10                        10
         9.5                       9.5
         7.8                      7.75
        5.58                       5.5
        5.87                      5.75
        6.31                      6.13
         6.1                      5.88
        6.28                         6
        6.73                      6.25
        7.62                      6.88
        8.54                       7.5
         8.2                         7
        8.13                      6.75
        8.21                      6.63
        6.86                      5.38
        7.86                         6
        9.28                      6.88
        9.88                      7.13
       10.49                      7.38
        11.4                      7.63
       11.77                      7.88
       12.07                      7.88
       12.18                      7.75
       12.81                      7.75
       13.64                      8.25
       13.78                      8.13
       14.51                      8.25
       14.57                      7.88
        14.1                      7.63
       12.54                      6.75
       12.83                      6.88
       12.65                      6.13
       13.68                      6.63
       14.78                      7.13
       15.88                      7.63
       17.91                      7.63
       19.09                      8.13
       20.04                       8.5
       21.89                      9.25
       24.98                      9.25
       22.92                      8.38
       27.37                      9.75
       31.13                     10.81
       35.11                     10.94
       38.12                     11.88
       37.19                     11.31
       30.52                      9.06
       35.58                      9.75
       35.12                      9.63
        37.9                     10.13
       35.79                      9.31
       37.95                      8.69
       36.04                      8.25
       37.62                      8.38
       38.84                      8.44
       36.75                      7.55
       34.06                      6.79
       41.48                      8.05
       37.75                      7.14
       41.92                      7.56
       39.16                      7.02
       34.89                       6.1
       28.26                       4.8
       28.43                      4.59
       27.31                      4.41
        36.6                      5.77
       37.59                      5.79
       41.77                      6.14
       43.54                       6.4

Annual distribution totals as indicated.(3)

Please Note: line graph points are as of the end of each calendar quarter.

Past performance is no guarantee of future results. Share prices will fluctuate, so that a share may be worth more or less than its original cost when sold.

(1) Reflects the cumulative total return of an investment made by a stockholder who purchased one share at inception ($10.00 IPO) and then reinvested all annual distributions as indicated, and fully participated in primary subscriptions of rights offerings.

(3)  Reflects the actual market price of one share as it has traded on the NYSE.

(3) Annual distribution totals represent actual amounts. The Fund currently pays 2.5% of its net asset value quarterly; however this policy may be changed at the discretion of the Fund's Board of Directors.

NEWS RELEASE

Date: Thursday, April 1, 2004

BLUE CHIP VALUE FUND DECLARES FIRST QUARTER DISTRIBUTION

     DENVER, CO. (April 1, 2004) The Directors of Blue Chip Value Fund, Inc. have declared a distribution of $0.14 per share. This distribution is payable April 30, 2004, to stockholders of record April 16, 2004, and will have an ex-dividend date of April 14, 2004. The Fund currently pays a quarterly distribution equal to 2.5% of its Net Asset Value, rounded to the nearest penny. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses.

     Of the total distribution, approximately $0.0002 represents net investment income and the remaining undesignated portion is paid from capital surplus. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted cost basis. However, to the extent that current year net realized gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. The actual determination of the source of the undesignated distributions can be made only at year-end. Shareholders will receive written notification regarding the components and tax treatment of all distributions for the calendar year in early 2005.

     As of March 31, 2004, the Fund's N.A.V. was $5.72 and the stock closed at $6.40, a premium of 11.89%.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2004 (Unaudited)

ASSETS
Investments at market value                                       $ 160,517,572
  (identified cost $142,417,956)
Dividends receivable                                                    176,198
Interest receivable                                                         603
Other assets                                                              9,502
                                                                  -------------
  TOTAL ASSETS                                                      160,703,875
                                                                  -------------
LIABILITIES
Loan payable to bank                                                  6,343,000
Interest due on loan payable to bank                                     13,712
Payable for securities purchased                                         25,351
Advisory fee payable                                                     77,794
Administration fee payable                                                8,116
Accrued expenses and other liabilities                                   85,136
                                                                  -------------
  TOTAL LIABILITIES                                                   6,553,109
                                                                  -------------
NET ASSETS                                                        $ 154,150,766
                                                                  =============
COMPOSITION OF NET ASSETS
Capital stock, at par                                             $     269,695
Paid-in-capital                                                     146,701,349
Undistributed net investment income                                       6,697
Accumulated net realized loss                                       (10,926,591)
Net unrealized appreciation on investments                           18,099,616
                                                                  -------------
                                                                  $ 154,150,766
                                                                  -------------
SHARES OF COMMON STOCK
  OUTSTANDING (100,000,000 shares
  authorized at $0.01 par value)                                     26,969,486
                                                                  =============
Net asset value per share                                         $        5.72
                                                                  =============

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2004 (Unaudited)

INCOME
  Dividends                                          $   421,665
  Interest                                                 1,003
                                                     -----------
    TOTAL INCOME                                                    $   422,668
                                                                    -----------
EXPENSES
  Investment advisory fee
    (Note 3)                                             229,207
  Administrative services fee
    (Note 3)                                              24,203
  Interest on outstanding
    loan payable                                          45,968
  Legal fees                                              28,175
  Stockholder reporting                                   26,427
  Transfer agent fees                                     19,322
  Directors' fees                                         17,951
  NYSE listing fees                                        9,973
  Audit and tax preparation fees                           6,108
  Insurance and fidelity bond                              3,738
  Other                                                    2,493
  Custodian fees                                           2,406
                                                     -----------
    TOTAL EXPENSES                                                      415,971
                                                                    -----------
    NET INVESTMENT INCOME                                                 6,697
                                                                    -----------
REALIZED AND UNREALIZED
  GAIN/(LOSS) ON INVESTMENTS
  Net realized gain on investments                                    5,045,940
  Change in net unrealized appreciation/
    depreciation of investments                                      (1,540,397)
                                                                    -----------
    NET GAIN ON INVESTMENTS                                           3,505,543
                                                                    -----------
    NET INCREASE IN NET ASSETS
      RESULTING FROM OPERATIONS                                     $ 3,512,240
                                                                    ===========

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

STATEMENTS OF CHANGES IN NET ASSETS

                                              For the Three           For the
                                               Months Ended         Year Ended
                                                 March 31,         December 31,
                                                  2004(1)              2003
                                              -------------       -------------
Increase/(decrease) in net assets
  from operations:
  Net investment income                       $       6,697       $     363,532
  Net realized gain from
    securities transactions                       5,045,940             417,452
  Change in net unrealized
    appreciation or depreciation
    of investments                               (1,540,397)         32,391,284
                                              -------------       -------------
                                                  3,512,240          33,172,268
                                              -------------       -------------
Decrease in net assets
  from distributions to
  stockholders from:
  Net investment income                                   0            (363,532)
  Return of capital                                       0         (13,273,611)
                                              -------------       -------------
                                                          0         (13,637,143)
                                              -------------       -------------
Increase in net assets from
  common stock transactions:
  Net asset value of common
    stock issued to stockholders
    from reinvestment of
    dividends (99,692 and
    349,244 shares issued,
    respectively)                                   581,503           1,808,988
                                              -------------       -------------
                                                    581,503           1,808,988
                                              -------------       -------------
NET INCREASE IN
  NET ASSETS                                      4,093,743          21,344,113

NET ASSETS
  Beginning of period                           150,057,023         128,712,910
                                              -------------       -------------
  End of period                               $ 154,150,766       $ 150,057,023
                                              =============       =============

(1) Unaudited

See accompanying notes to financial statements.

BLUE CHIP VALUE FUND, INC.

FINANCIAL HIGHLIGHTS
                                                                  For the Three
                                                                  Months Ended
Per Share Data                                                      March 31,
(for a share outstanding throughout each period)                     2004(1)
                                                                  -------------
Net asset value - beginning of period                               $   5.58
Investment operations
Net investment income                                                   0.00(2)
Net gain (loss) on investments                                          0.14
                                                                    --------
Total from investment operations                                        0.14
                                                                    --------
Distributions
From net investment income                                                --
From net realized gains on investments                                    --
Return of capital                                                         --
                                                                    --------
Total distributions                                                     0.00(5)
                                                                    --------
Capital Share Transactions
Dilutive effects of rights offerings                                      --
Offering costs charged to paid in capital                                 --
                                                                    --------
Total capital share transactions                                          --
  Net asset value, end of period                                    $   5.72
                                                                    ========
  Per share market value, end of period                             $   6.40
                                                                    ========
Total investment return(3) based on:
  Market Value                                                           4.2%
  Net Asset Value                                                        2.5%
Ratios/Supplemental data:
Ratio of operating expenses to average net assets                       0.96%*
Ratio of total expenses to average net assets                           1.08%*
Ratio of net investment income to average net assets                    0.02%*
Ratio of total distributions to average net assets                      0.00%(5)
Portfolio turnover rate(4)                                             17.78%
Net assets - end of period (in thousands)                           $154,151

See accompanying notes to financial statements.

*    Annualized.

(1)  Unaudited.

(2)  Amount is less than $.005 per share.

(3) Past performance is no guarantee of future results. Share price will fluctuate, so that a share may be worth more or less than its original cost when sold. Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Rights offerings, if any, are assumed for purposes of this calculation to be fully subscribed under the terms of the rights offering. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the

                 For the year ended December 31,
----------------------------------------------------------------
  2003          2002          2001          2000          1999
--------      --------      --------      --------      --------
$   4.85      $   6.94      $   8.17      $   9.09      $  10.25

    0.01          0.04          0.04          0.05          0.03
    1.23         (1.40)        (0.29)        (0.08)         0.49
--------      --------      --------      --------      --------
    1.24         (1.36)        (0.25)        (0.03)         0.52
--------      --------      --------      --------      --------

   (0.01)        (0.04)        (0.04)        (0.05)        (0.03)
      --            --         (0.36)        (0.84)        (1.65)
   (0.50)        (0.52)        (0.34)           --            --
--------      --------      --------      --------      --------
   (0.51)        (0.56)        (0.74)        (0.89)        (1.68)
--------      --------      --------      --------      --------

      --         (0.16)        (0.23)           --            --
      --         (0.01)        (0.01)           --            --
--------      --------      --------      --------      --------
      --         (0.17)        (0.24)           --            --
--------      --------      --------      --------      --------
$   5.58      $   4.85      $   6.94      $   8.17      $   9.09
========      ========      ========      ========      ========
$   6.14      $   4.59      $   7.56      $   7.55      $   8.69
========      ========      ========      ========      ========


    46.9%        (32.2%)        14.1%         (3.2%)         6.7%
    26.4%        (20.6%)        (3.0%)         0.2%          6.2%

    1.13%         0.93%         0.91%         0.88%         0.85%
    1.13%         0.93%         0.91%         0.88%         0.85%
    0.27%         0.64%         0.56%         0.63%         0.32%
   10.07%        10.15%        10.21%        10.46%        16.86%
   52.58%        65.86%        73.30%       127.55%        54.24%
$150,057      $128,713      $145,517      $140,863      $153,002

     market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(4) A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a year and dividing it by the monthly average of the market value of the portfolio securities during the year. Purchases and sales of investment securities (excluding short-term securities) for the three months ended March 31, 2004 were $28,829,472 and $30,623,919, respectively.

(5) Due to the timing of the quarterly ex-distribution dates, no distribution is recorded during the three months ended March 31, 2004. Please see Note 5 concerning details for the April 2004 distribution.

BLUE CHIP VALUE FUND, INC.

STATEMENT OF INVESTMENTS
March 31, 2004 (Unaudited)
                                                                        Market
                                            Shares        Cost          Value
                                            ------    -----------    -----------
COMMON STOCKS - 104.02%
BASIC MATERIALS - 2.80%
Forestry & Paper - 2.80%
Bowater Inc.                                99,100    $ 4,676,588    $ 4,323,733
TOTAL BASIC MATERIALS                                   4,676,588      4,323,733
--------------------------------------------------------------------------------
CAPITAL GOODS - 6.72%
Aerospace & Defense - 3.04%
General Dynamics Corp.                      28,600      2,227,919      2,554,838
Raytheon Co.                                67,800      2,340,069      2,124,852
                                                      -----------    -----------
                                                        4,567,988      4,679,690
Industrial Products - 3.68%
Parker Hannifin Corp.                      100,500      4,847,686      5,678,250
TOTAL CAPITAL GOODS                                     9,415,674     10,357,940
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.55%
IT Services - 2.55%
Computer Sciences Corp.*                    97,300      3,942,978      3,924,109
TOTAL COMMERCIAL SERVICES                               3,942,978      3,924,109
--------------------------------------------------------------------------------
COMMUNICATIONS - 2.25%
Telecomm Service Providers - 2.25%
ALLTEL Corp.                                69,600      3,507,230      3,472,344
TOTAL COMMUNICATIONS                                    3,507,230      3,472,344
--------------------------------------------------------------------------------
CONSUMER CYCLICAL - 14.08%
Clothing & Accessories - 2.87%
TJX Companies Inc.                         180,300      2,785,187      4,428,168
General Merchandise - 2.87%
Target Corp.+                               98,200      3,396,619      4,422,928
Hotels & Gaming - 1.66%
Starwood Hotels & Resorts
  Worldwide Inc.                            63,200      1,831,324      2,559,600
Publishing & Media - 5.38%
Dow Jones & Company Inc.                    50,700      2,714,743      2,429,037
Viacom Inc. - Class B                       61,300      2,993,401      2,403,573
Walt Disney Co.                            138,800      2,967,594      3,468,612
                                                      -----------    -----------
                                                        8,675,738      8,301,222
Restaurants - 1.30%
Darden Restaurants Inc.                     80,600      2,001,891      1,998,074
TOTAL CONSUMER CYCLICAL                                18,690,759     21,709,992
--------------------------------------------------------------------------------

                                                                        Market
                                               Shares     Cost          Value
                                               ------  -----------   -----------
CONSUMER STAPLES - 6.92%
Food & Agricultural Products - 6.92%
Bunge Ltd.                                     82,100  $ 1,976,770   $ 3,302,062
Kraft Foods Inc.+                              87,100    2,741,790     2,788,071
Tyson Foods Inc.                              254,000    2,988,679     4,584,700
                                                       -----------   -----------
                                                         7,707,239    10,674,833
TOTAL CONSUMER STAPLES                                   7,707,239    10,674,833
--------------------------------------------------------------------------------
ENERGY - 6.94%
Exploration & Production - 2.63%
Devon Energy Corp.                             69,612    3,374,412     4,047,938
Integrated Oils - 2.82%
Occidental
  Petroleum Corp.                              94,400    4,183,712     4,347,120
Oil Services - 1.49%
Transocean Inc.*                               82,400    1,704,136     2,298,136
TOTAL ENERGY                                             9,262,260    10,693,194
--------------------------------------------------------------------------------
FINANCIALS - 24.20%
Insurance & Real Estate Brokers - 2.48%
Willis Group
  Holdings Ltd.                               102,800    2,969,098     3,824,160
Integrated Financial Services - 3.33%
Citigroup Inc.+                                99,400    4,306,929     5,138,980
Property Casualty Insurance - 11.32%
Allstate Corp.                                 71,900    2,605,776     3,268,574
AMBAC Financial
  Group Inc.                                   47,500    2,608,731     3,504,550
American
  International Group+                         47,900    3,089,795     3,417,665
Radian Group Inc.                              98,100    3,855,772     4,179,060
Travelers Property &
  Casualty Corp.+                             179,300    2,601,208     3,074,995
                                                       -----------   -----------
                                                        14,761,282    17,444,844
Securities & Asset Management - 4.72%
Goldman Sachs Group Inc.                       23,400    2,063,344     2,441,790
Lehman Brothers
  Holdings Inc.                                28,500    1,760,490     2,361,795
Merrill Lynch &
  Company Inc.                                 41,500    2,306,225     2,471,740
                                                       -----------   -----------
                                                         6,130,059     7,275,325
Specialty Finance - 2.35%
Freddie Mac                                    61,300    3,752,653     3,620,378
TOTAL FINANCIALS                                        31,920,021    37,303,687
--------------------------------------------------------------------------------

                                                                       Market
                                           Shares        Cost          Value
                                           ------   ------------   ------------
MEDICAL - HEALTHCARE - 22.71%
Healthcare Services - 6.40%
Aetna Inc.                                 54,400   $  3,097,444   $  4,880,768
Pacificare Health
  Systems Inc.*                           125,900      4,737,238      4,979,345
                                                    ------------   ------------
                                                       7,834,682      9,860,113
Pharmaceuticals - 16.31%
Abbott Laboratories                        73,500      3,219,353      3,020,850
Amgen Inc.*                                53,500      3,219,407      3,112,095
Barr Pharmaceuticals Inc.*                 63,000      3,064,654      2,891,700
Mylan Laboratories Inc.+                  217,100      4,388,645      4,934,683
Pfizer Inc.+                              166,260      4,713,657      5,827,413
Teva Pharmaceutical
  Industries Ltd.                          38,900      2,529,165      2,466,649
Wyeth                                      77,000      2,786,350      2,891,350
                                                    ------------   ------------
                                                      23,921,231     25,144,740
TOTAL MEDICAL -
  HEALTHCARE                                          31,755,913     35,004,853
-------------------------------------------------------------------------------
TECHNOLOGY - 13.04%
Computer Software - 5.76%
Microsoft Corp.                           172,400      5,240,231      4,304,828
Network Associates Inc.*                  101,400      1,646,754      1,825,200
Verisign Inc.*                            165,500      2,749,989      2,745,645
                                                    ------------   ------------
                                                       9,636,974      8,875,673
Electronic Equipment - 1.20%
American Power
  Conversion                               80,700      1,067,339      1,856,907
Semiconductors - 5.00%
Altera Corp.*                             101,600      2,481,038      2,077,720
Intel Corp.+                              144,300      3,584,797      3,924,960
National
  Semiconductor Corp.*                     38,300        744,624      1,701,669
                                                    ------------   ------------
                                                       6,810,459      7,704,349
Technology Resellers - Distributors - 1.08%
Tech Data Corp.*                           40,600      1,129,578      1,662,164
TOTAL TECHNOLOGY                                      18,644,350     20,099,093
-------------------------------------------------------------------------------
TRANSPORTATION - 1.81%
Railroads - 1.81%
Union Pacific Corp.                        46,600      2,728,762      2,787,612
TOTAL TRANSPORTATION                                   2,728,762      2,787,612
-------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                  142,251,774    160,351,390
-------------------------------------------------------------------------------

                                                                       Market
                                           Shares        Cost          Value
                                           ------   ------------   ------------
SHORT-TERM INVESTMENTS - 0.11%
Goldman Sachs Financial
  Square Prime Obligations
  Fund - FST Shares                                      166,182        166,182
TOTAL SHORT-TERM
  INVESTMENTS                                            166,182        166,182
-------------------------------------------------------------------------------
TOTAL
INVESTMENTS                               104.13%   $142,417,956   $160,517,572
Liabilities in Excess
  of Other Assets                          (4.13%)                   (6,366,806)
                                          -------                  ------------
NET ASSETS                                100.00%                  $154,150,766
                                          =======                  ============

* Denotes non-income producing security.

+ A portion of the shares held in this security are pledged as collateral for the borrowings under the loan agreement.

BLUE CHIP VALUE FUND, INC.

NOTES TO FINANCIAL STATEMENTS

March 31, 2004 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Blue Chip Value Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company.

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation - All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

     Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

     When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined in good faith by or under the direction of the Board of Directors.

Investment Transactions - Investment transactions are accounted for on the date the investments are purchased or sold (trade date). Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are determined on the first-in, first-out basis for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income, which includes interest earned on money market funds, is accrued and recorded daily.

Federal Income Taxes - The Fund intends to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its stockholders. Therefore, no provision has been made for federal income taxes.

     As of December 31, 2003, the Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Expiring
2010                             $ 15,484,833
2011                                   45,245
                                 ------------
Total                            $ 15,530,078
                                 ============

     The Fund intends to elect to defer to its fiscal year ending December 31, 2004, approximately $35,000 of losses recognized during the period November 1, 2003 to December 31, 2003, which will expire in 2012 if unutilized.

     The tax character of the distributions paid was as follows:

                                               Three Months Ended    Year Ended
                                                    March 31,       December 31,
                                                      2004              2003
                                                  -----------       -----------
Distributions paid from:
Ordinary income                                   $        --       $   363,532
Long-term capital gain                                     --                --
Return of capital                                          --        13,273,611
                                                  -----------       -----------
Total                                             $        --       $13,637,143
                                                  ===========       ===========

     As of March 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income              $      6,697
Accumulated net realized loss                     (10,518,960)
Net unrealized appreciation                        17,691,985
                                                 ------------
Total                                            $  7,179,722
                                                 ============

     The difference between book basis and tax basis is attributable to the tax deferral of losses on wash sales.

Distributions to Stockholders - Distributions to stockholders are recorded on the ex-dividend date.

     The Fund currently maintains a "managed distribution policy" which distributes at least 2.5% of its net asset value quarterly to its stockholders. These fixed distributions are not related to the amount of the Fund's net investment income or net realized capital gains or losses and will be classified to conform to the tax reporting requirements of the Internal Revenue Code. If the Fund's total distributions required by the fixed quarterly payout policy for the year exceed the Fund's "current and accumulated earnings and profits," the excess will be treated as non-taxable return of capital, reducing the stockholder's adjusted basis in his or her shares.

Although capital loss carryforwards may offset any current year net realized capital gains, such amounts do not reduce the Fund's "current earnings and profits." Therefore, to the extent that current year net realized capital gains are offset by capital loss carryforwards, such excess distributions would be classified as taxable ordinary income rather than non-taxable return of capital. In this situation, the Fund's Board of Directors would consider that factor, among others, in determining whether to retain, alter or eliminate the "managed distribution policy." The Fund's distribution policy may be changed at the discretion of the Fund's Board of Directors. At this time, the Board of Directors has no plans to change the current policy.

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and disclosures made in the accompanying notes to the financial statements. Actual results could differ from those estimates.

2. UNREALIZED APPRECIATION AND DEPRECIATION OF INVESTMENTS (TAX BASIS)

As of March 31, 2004:
Gross appreciation (excess of value over tax cost)                 $ 22,400,873
Gross depreciation (excess of tax cost over value)                   (4,708,888)
                                                                   ------------
Net unrealized appreciation                                        $ 17,691,985
                                                                   ------------
Cost of investments for income tax purposes                        $142,825,587
                                                                   ============

3. INVESTMENT ADVISORY AND ADMINISTRATION SERVICES

     The Fund has an Investment Advisory Agreement with Denver Investment Advisors LLC ("DIA"), whereby a management fee is paid to DIA based on an annual rate of 0.65% of the Fund's average weekly net assets up to $100,000,000 and 0.50% of the Fund's average weekly net assets in excess of $100,000,000. The management fee is paid monthly based on the average of the net assets of the Fund computed as of the last business day the New York Stock Exchange is open each week. Certain officers and directors of the Fund are also officers of DIA.

     ALPS Mutual Funds Services, Inc. ("ALPS") and DIA serve as the Fund's co-administrators. The Administrative Agreement includes the Fund's administrative and fund accounting services. The administrative services fee is based on an annual rate for ALPS and DIA, respectively, of 0.08% and 0.01% of the Funds average daily net assets up to $75,000,000, 0.04%, and 0.005% of the Funds average daily net assets between $75,000,000 and $125,000,000, and 0.02% and 0.005% of the Funds average daily net assets in excess of $125,000,000. The administrative service fee is paid monthly.

4. LOAN OUTSTANDING

     On November 12, 2003 an agreement with Custodial Trust Company of Bear Stearns was reached, in which the Fund may borrow from the Custodial Trust Company an aggregate amount of up to the lesser of $15,000,000 or the maximum amount the Fund is permitted to borrow under the Investment Company Act of 1940. The borrowings under the Custodial Trust Company loan are secured by pledging a portion of the Fund's portfolio securities as collateral. The initial value of the portfolio securities pledged must equal twice the amount of the loan outstanding. As of March 31, 2004 the Fund had a loan payable in the amount of $6,343,000 with a daily interest rate of 2.09%, which represents 30-day LIBOR plus 1.00%. The amount of the loan represented 3.95% of the Fund's total assets as of March 31, 2004.

5. SUBSEQUENT EVENTS

     The Fund declared a distribution of $0.14 per share on April 1, 2004. The distribution was payable on April 30, 2004. Of the total distribution, approximately $0.0002 represents net investment income and the remaining portion is currently undesignated until the actual determination of the source can be made at year-end.

     Robert J. Greenebaum, a Director of the Fund since 1988, has retired from the Board of Directors effective May 11, 2004.

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22

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                                                                              23

                               BOARD OF DIRECTORS
                     Kenneth V. Penland, Chairman
                     Todger Anderson, Director
                     Lee W. Mather, Jr, Director
                     Gary P. McDaniel, Director
                     Richard C. Schulte, Director
                     Roberta M. Wilson, Director

                                    OFFICERS
                     Kenneth V. Penland, Chairman
                     Todger Anderson, President
                     Mark M. Adelmann, Vice President
                     Joan Ohlbaum Swirsky, Secretary
                     Jasper R. Frontz, Treasurer

                     Investment Adviser/Co-Administrator
                     Denver Investment Advisors LLC
                     1225 17th Street, 26th Floor
                     Denver, CO 80202
                     (303) 312-5100

                     Stockholder Relations
                     Margaret R. Jurado
                     (800) 624-4190 (303) 312-5100
                     e-mail: blu@denveria.com

                     Custodian
                     Bank of New York
                     One Wall Street
                     New York, NY 10286

                     Co-Administrator
                     ALPS Mutual Funds Services, Inc.
                     1625 Broadway, Suite 2200
                     Denver, CO 80202

                     Transfer Agent
                     Dividend Reinvestment Plan Agent
                     (Questions regarding your Account)
                     Mellon Investor Services, LLC
                     Overpeck Centre
                     85 Challenger Road
                     Ridgefield Park, NJ 07660
                     (800) 288-9541
                     www.melloninvestor.com
                                NYSE Symbol--BLU


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                                       VALUE FUND


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